Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, John P. Walker, the Chief Executive Officer and President of Zosano Pharma Corporation (the “Company”), and Gregory Kitchener, the Chief Financial Officer of the Company, hereby certify that, to their knowledge:
1. The Annual Report on Form 10-K for the period ended December 31, 2018 of the Company (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2019	By:	/s/ John P. Walker
John P. Walker
Chief Executive Officer and President
(Principal Executive Officer)

Date: March 25, 2019	By:	/s/ Gregory Kitchener
Gregory Kitchener
Chief Financial Officer
(Principal Financial Officer)